UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Trust One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 to June 30, 2013

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

June 30, 2013
(unaudited)

■  CREDIT SUISSE TRUST
  COMMODITY RETURN STRATEGY
  PORTFOLIO

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of June 30, 2013; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report
June 30, 2013 (unaudited)

July 23, 2013

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio for the six month period ended June 30, 2013.

For the six-months ended June 30, 2013, the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") total return was a negative 11.27%.1 Its benchmark, the Dow Jones-UBS Commodity Index Total Return2 ("DJ-UBS Index") lost 10.47% and the S&P 500 Index3 gained 13.82%.

Market Review: A challenging period for commodities

The semiannual period ended June 30, 2013 was a challenging one for commodities, with the DJ-UBS Commodity Index Total Return down 10.47%, with 18 out of 22 constituents trading lower.

During the period, numerous members of the Federal Reserve Board mentioned potentially scaling back the pace of quantitative easing. This caused concern among financial markets resulting in increased risk aversion and the ten-year yield moving sharply higher. Additionally, U.S. economic data, including a better than expected Change in Nonfarm Payrolls report and the highest University of Michigan Consumer Confidence Survey reading since mid-2007 began to improve. Meanwhile, manufacturing and industrial production data, particularly in China and the United States, continued to hover between slight contraction and slight expansion.

Macroeconomic news out of China also weighed on commodities toward the end of the period. The markets found some relief toward the end of June after two Federal Reserve officials commented on the need to maintain the central bank's easing measures for a longer period, relieving concerns regarding an eminent departure from monetary stimulus. They each went so far as to say markets have misinterpreted the U.S. central bank's intentions.

Strategic Review and Outlook: Mixed signals lead to cautious optimism

The Portfolio seeks total return and is designed to achieve positive total return relative to the performance of the DJ-UBS Index. To do so, the Portfolio invests in commodity-linked derivative instruments and fixed income securities. The DJ-UBS Index, the Portfolio's benchmark, is a broadly diversified futures index composed of futures contracts on 22 physical commodities. The DJ-UBS Index is weighted among commodity sectors using dollar-adjusted liquidity and production data and is rebalanced as of the beginning of each calendar year.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report (continued)
June 30, 2013 (unaudited)

The Portfolio gains exposure to commodity markets by investing in commodity index-linked structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and by investing in its wholly-owned subsidiary (the "Subsidiary"), primarily through commodity index-linked swap agreements on the DJ-UBS Index, but also futures contracts on individual commodities.

Precious metals was the worst performing sector, down 29.57%. Silver and gold posted the largest declines, down 35.99% and 27.22% respectively, amid easing macroeconomic risks and rapidly rising interest rates toward the end of the period. Both metals fell further after U.S. Federal Reserve Chairman Ben Bernanke's comments that the U.S. economy may be expanding strongly enough for the central bank to begin slowing the pace of its bond-buying program later this year.

Industrial metals declined 17.42%, as concern over global demand growth weighed on returns. Nickel was the worst performing sector component as a result of continued concerns about the metal's supply/demand balance. Nickel Pig Iron production remains at record levels and new large projects may also add to the surplus. At the same time, global demand for stainless steel remains weak.

Agriculture ended the period 7.50% lower, as grains declined following February snowstorms in the Midwestern United States that brought relief to the drought-stricken winter wheat crop and eased concerns that dry weather would curb U.S. harvests. Additionally, news that Australia's new-crop wheat production increased 15% from a year ago added to concerns over larger global supplies (Australia is the world's second-biggest wheat exporter). Higher-than-expected ending corn stocks and further data showing larger-than-expected U.S. acreages planted despite the earlier weather-related planting delays also weighed on the sector.

Coffee declined 20.59% due to expectations of a record "off year" crop out of Brazil, which accounts for about one-third of the world's coffee supply. Cotton posted the largest gain, up 9.91%, on both mounting apprehension that output will drop in the United States and concerns regarding the subsiding quality of cotton available to the global market. Increased demand from manufacturers, continued strong export sales and tightening inventories outside of China also supported Cotton, as did the persistent dry weather in West Texas that may severely hamper the upcoming 2013/2014 crop.

Soybeans and soybean meal increased 5.71% and 4.18% respectively, as tight old-crop stocks and continued strong export demand supported grains.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report (continued)
June 30, 2013 (unaudited)

Livestock decreased, down 4.37%. It was led down by live cattle due to lower export expectations as a result of Russia's ban on U.S. beef exports. Lean hogs was relatively unchanged after the USDA lowered its forecast for 2013 pork production. In addition, China's largest publicly-traded meat processor announced its bid for Smithfield Foods, the largest pork producer in the United States. This may boost U.S. pork exports to China.

Energy was led down 1.98% by gasoline on demand concerns as well as reports of larger than expected inventory levels during the second quarter. Brent crude oil and heating oil also decreased as a weak economic outlook continued to weigh on demand expectations, while the current supply and demand balance is not overly tight.

The International Monetary Fund trimmed projections for global economic growth for this year and next to take into account sharp government spending cuts in the United States and the latest struggles of recession-stricken Europe. More recently, a preliminary survey showed that China's factory activity weakened to a nine-month low in June as demand faltered. This may heighten risks that a second quarter slowdown could be sharper than expected and increase pressure on the Chinese central bank to loosen policy.

On the other hand, global Industrial Production increased for the seventh consecutive month, helped by better-than-expected Eurozone and Japan reports in April. Available May data releases suggest that global industrial production expanded again in June. It is possible that some industrial commodities may benefit from improving final demand and favorable inventory conditions outside of China.

As a result of these mixed signals, uncertainty surrounding the future of the global economic recovery remains high. There is also a lack of clarity surrounding the future path of monetary policy, with particular focus on the United States. Markets are currently caught between good economic news being positive — as it can indicate the recovery is gaining traction — or good economic news being negative in the short term, as it may mean monetary policy will tighten. However, the bias of most major central banks seems to be toward being overly easy, rather than risk tightening too early. Prolonged unprecedented monetary policy measures may increase the chances of inflation eventually over-shooting expectations. For now, inflation continues to remain well anchored.

With the market adjusting to the slower pace of global growth, it is likely that supply divergences are playing an increasing role at a time when the higher correlation observed between other asset classes and commodities since 2008 has begun to break down. This may signal a return to a more fundamentally-driven market. Within the current trend, the pace of supply growth is likely to remain the key factor in driving commodity returns.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report (continued)
June 30, 2013 (unaudited)

With global growth remaining below average in the first quarter, and recent data suggesting continued weakness this quarter, commodities continue to face headwinds. However, some key indicators suggest stronger growth further out, which would ultimately support economically sensitive commodities. With the market currently not expecting higher inflation and central banks not overly concerned by it either, commodities may benefit should growth materialize at higher levels than expected.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost.

At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report (continued)
June 30, 2013 (unaudited)

Average Annual Returns as of June 30, 20131

1 Year	5 Years	Since Inception	Inception Date
(9.06)%	(11.49)%	(1.81)%	2/28/06

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratio is 1.26%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.05%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. An index does not have transactions costs; investors may not invest directly in an index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. An index does not have transaction costs; investors may not invest directly in an index.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report (continued)
June 30, 2013 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Semiannual Investment Adviser's Report (continued)
June 30, 2013 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended June 30, 2013

Actual Portfolio Return
Beginning Account Value 01/01/13	$1,000.00
Ending Account Value 06/30/13	$887.30
Expenses Paid per $1,000*	$4.91
Hypothetical 5% Portfolio Return
Beginning Account Value 01/01/13	$1,000.00
Ending Account Value 06/30/13	$1,019.59
Expenses Paid per $1,000*	$5.26
Annualized Expense Ratio*	1.05%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Sector Breakdown*

United States Agency Obligations	71.17%
United States Treasury Obligations	12.60%
Commodity Indexed Structured Notes	12.13%
Short-term Investments	4.10%
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (11.8%)
$4,200	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	04/25/14	0.272	$2,954,770
2,600	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	01/29/14	0.320	1,681,420
1,600	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	02/13/14	0.320	1,127,200
5,400	International Bank for Reconstruction & Development#	(AAA, Aaa)	12/20/13	0.272	3,400,985
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $13,800,000)					9,164,375
UNITED STATES AGENCY OBLIGATIONS (69.5%)
3,000	Fannie Mae Discount Notes	(AA+, Aaa)	09/16/13	0.150	2,999,808
2,000	Fannie Mae Discount Notes	(AA+, Aaa)	01/21/14	0.101	1,998,980
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	05/21/14	0.250	1,001,089
1,700	Federal Farm Credit Banks#	(AA+, Aaa)	10/14/14	0.280	1,702,511
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	12/11/14	0.300	1,001,719
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	02/13/15	0.223	1,001,419
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	03/16/15	0.230	1,000,401
500	Federal Farm Credit Banks#	(AA+, Aaa)	03/20/15	0.217	500,666
1,500	Federal Farm Credit Banks#	(AA+, Aaa)	05/05/15	0.230	1,502,823
2,000	Federal Farm Credit Banks#	(AA+, Aaa)	06/22/15	0.213	2,002,252
2,500	Federal Farm Credit Banks#	(AA+, Aaa)	07/20/15	0.222	2,503,295
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	08/03/15	0.184	1,000,459
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	09/21/15	0.250	999,871
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	02/10/16	0.193	1,000,427
1,500	Federal Farm Credit Banks#	(AA+, Aaa)	02/24/16	0.243	1,502,592
1,500	Federal Farm Credit Banks#	(AA+, Aaa)	05/02/16	0.219	1,501,467
2,000	Federal Farm Credit Banks#	(AA+, Aaa)	11/21/16	0.287	2,006,528
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	12/06/16	0.288	1,003,269
1,200	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/17/14	0.101	1,199,400
2,000	Federal Home Loan Banks	(AA+, Aaa)	11/08/13	0.290	2,001,234
2,000	Federal Home Loan Banks#	(AA+, Aaa)	11/25/13	0.180	2,001,138
2,000	Federal Home Loan Banks#	(AA+, Aaa)	06/11/14	0.230	2,003,236
1,000	Federal Home Loan Banks	(AA+, Aaa)	06/13/14	2.500	1,021,818
1,200	Federal Home Loan Banks	(AA+, Aaa)	10/15/14	0.230	1,199,651
1,000	Federal Home Loan Banks	(AA+, Aaa)	12/12/14	0.875	1,008,761
700	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	10/15/13	0.500	700,778
500	Federal Home Loan Mortgage Corp.§	(AA+, Aaa)	08/20/14	1.000	504,246
1,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/27/14	1.000	1,514,113
800	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/28/14	0.375	801,326
500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	12/03/14	0.320	500,326
1,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	12/29/14	0.330	1,500,766
1,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	01/02/15	0.305	1,500,154
1,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/29/15	0.320	998,730
1,000	Federal National Mortgage Association#	(AA+, Aaa)	08/09/13	0.380	999,695
1,500	Federal National Mortgage Association#	(AA+, Aaa)	11/08/13	0.163	1,500,430
1,000	Federal National Mortgage Association	(AA+, Aaa)	12/18/13	0.750	1,003,052

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS
$1,600	Federal National Mortgage Association#	(AA+, Aaa)	09/11/14	0.172	$1,601,278
1,000	Freddie Mac Discount Notes	(AA+, Aaa)	08/09/13	0.450	999,512
1,500	Freddie Mac Discount Notes	(AA+, Aaa)	08/20/13	0.691	1,498,559
1,500	Freddie Mac Discount Notes	(AA+, Aaa)	08/28/13	0.310	1,499,252
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $53,747,589)					53,787,031
UNITED STATES TREASURY OBLIGATIONS (12.3%)
300	United States Treasury Bill	(AA+, Aaa)	09/19/13	0.072	299,980
1,700	United States Treasury Notes§	(AA+, Aaa)	01/31/14	0.250	1,701,362
2,200	United States Treasury Notes	(AA+, Aaa)	02/15/14	1.250	2,215,297
1,500	United States Treasury Notes	(AA+, Aaa)	03/15/14	1.250	1,511,690
2,500	United States Treasury Notes	(AA+, Aaa)	07/31/14	2.625	2,565,527
1,200	United States Treasury Notes§	(AA+, Aaa)	08/31/14	2.375	1,230,187
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $9,521,507)					9,524,043
Number of Shares
SHORT-TERM INVESTMENTS (8.3%)
3,308,285	State Street Navigator Prime Portfolio, 0.18%§§				3,308,285
Par (000)
$3,099	State Street Bank and Trust Co. Euro Time Deposit		07/01/13	0.010	3,099,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,407,285)					6,407,285
TOTAL INVESTMENTS AT VALUE (101.9%) (Cost $83,476,381)					78,882,734
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.9%)					(1,493,698)
NET ASSETS (100.0%)					$77,389,036

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of June 30, 2013.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at June 30, 2013.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
June 30, 2013 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $3,308,285 (Cost $83,476,381) (Note 2)	$78,882,734[1]
Cash	900
Cash segregated at brokers for futures contracts and swap contracts	2,494,093
Receivable for investments sold	1,501,547
Interest receivable	85,578
Unrealized appreciation on open swap contracts (Note 2)	9,616
Receivable for portfolio shares sold	335
Prepaid expenses and other assets	2,674
Total Assets	82,977,477
Liabilities
Advisory fee payable (Note 3)	3,650
Administrative services fee payable (Note 3)	10,743
Shareholder servicing/Distribution fee payable (Note 3)	16,715
Payable upon return of securities loaned (Note 2)	3,308,285
Payable for investments purchased	1,500,000
Unrealized depreciation on open swap contracts (Note 2)	480,066
Payable for portfolio shares redeemed	196,123
Variation margin payable (Note 2)	46,770
Accrued expenses	26,089
Total Liabilities	5,588,441
Net Assets
Capital stock, $.001 par value (Note 6)	12,441
Paid-in capital (Note 6)	90,453,354
Accumulated net investment loss	(353,749)
Accumulated net realized loss on investments, futures contracts and swap contracts	(7,609,519)
Net unrealized depreciation from investments, futures contracts and swap contracts	(5,113,491)
Net Assets	$77,389,036
Shares outstanding	12,440,878
Net asset value, offering price and redemption price per share	$6.22

1  Including $3,242,549 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Six Months Ended June 30, 2013 (unaudited)

Investment Income (Note 2)
Interest	$103,499
Securities lending	1,214
Total investment income	104,713
Expenses
Investment advisory fees (Note 3)	218,316
Administrative services fees (Note 3)	49,427
Shareholder servicing/Distribution fees (Note 3)	109,158
Legal fees	54,562
Audit and tax fees	33,949
Transfer agent fees (Note 3)	32,166
Printing fees (Note 3)	30,947
Trustees' fees	10,655
Custodian fees	6,280
Insurance expense	1,976
Commitment fees (Note 4)	165
Miscellaneous expense	3,614
Total expenses	551,215
Less: fees waived (Note 3)	(92,753)
Net expenses	458,462
Net investment loss	(353,749)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(1,047,344)
Net realized loss from futures contracts	(70,577)
Net realized loss from swap contracts	(4,758,061)
Net change in unrealized appreciation (depreciation) from investments	(3,402,691)
Net change in unrealized appreciation (depreciation) from futures contracts	69,979
Net change in unrealized appreciation (depreciation) from swap contracts	(467,244)
Net realized and unrealized loss from investments, futures contracts and swap contracts	(9,675,938)
Net decrease in net assets resulting from operations	$(10,029,687)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
From Operations
Net investment loss	$(353,749)	$(830,277)
Net realized loss from investments, futures contracts and swap contracts	(5,875,982)	(801,972)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(3,799,956)	(346,034)
Net decrease in net assets resulting from operations	(10,029,687)	(1,978,283)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,476,081	4,612,551
Net asset value of shares redeemed	(8,492,641)	(19,886,566)
Net decrease in net assets from capital share transactions	(6,016,560)	(15,274,015)
Net decrease in net assets	(16,046,247)	(17,252,298)
Net Assets
Beginning of period	93,435,283	110,687,581
End of period	$77,389,036	$93,435,283
Accumulated net investment loss	$(353,749)	$—

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31,
	(unaudited)	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.01	$7.16	$8.40	$7.66	$7.11	$11.58
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.03)	(0.06)	(0.07)[3]	(0.06)[3]	(0.04)[3]	0.15[3]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(0.76)	(0.09)	(0.97)[3]	1.33[3]	1.43[3]	(3.80)[3]
Total from investment operations	(0.79)	(0.15)	(1.04)	1.27	1.39	(3.65)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	(0.20)	(0.53)	(0.84)	(0.15)
Distributions from net realized gains	—	—	—	—	—	(0.67)
Total dividends and distributions	—	—	(0.20)	(0.53)	(0.84)	(0.82)
Net asset value, end of period	$6.22	$7.01	$7.16	$8.40	$7.66	$7.11
Total return[2]	(11.27)%	(2.09)%	(12.65)%	16.66%	19.48%	(33.72)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$77,389	$93,435	$110,688	$124,325	$108,211	$69,919
Ratio of expenses to average net assets	1.05%[4]	1.05%	1.05%[3]	0.95%[3]	0.95%[3]	0.95%[3]
Ratio of net investment income (loss) to average net assets	(0.81)%[4]	(0.80)%	(0.86)%[3]	(0.75)%[3]	(0.52)%[3]	1.35%[3]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.21%[4]	0.15%	0.01%[3]	0.14%[3]	0.25%[3]	0.11%[3]
Portfolio turnover rate	41%	84%	165%	118%	53%	140%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

3  Effective December 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.03%, 0.03%, 0.06% and 0.04% for the years ended December 31, 2008, 2009, 2010, and 2011, respectively. The ratio of expenses to average net assets with fee waivers and/or expense reimbursements would have increased by 0.00%, 0.00%, 0.00% and 0.00%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased by 0.23%, 0.07%, 0.04% and 0.03% for the years ended December 31, 2008, 2009, 2010 and 2011, respectively. This change did not have material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
June 30, 2013 (unaudited)

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. The Portfolio intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary is managed by the same portfolio managers that manage the Portfolio. As of June 30, 2013, the Portfolio held $13,248,028 in the Subsidiary, representing 17.1% of the Portfolio's net assets.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost unless it is determined that using this method would not reflect an investment's fair value. Structured note agreements are valued in accordance with a dealer-supplied

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio's Board of Trustees.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Accounting principles generally accepted in the United States of America ("GAAP") established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Portfolio's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$9,164,375	$—	$9,164,375
United States Agency Obligations	—	53,787,031	—	53,787,031
United States Treasury Obligations	—	9,524,043	—	9,524,043
Short-Term Investments	3,308,285	3,099,000	—	6,407,285
Other Financials Instruments*
Futures	(49,394)	—	—	(49,394)
Swap Contracts	—	(470,450)	—	(470,450)
	$3,258,891	$75,103,999	$—	$78,362,890

*Other financial instruments include futures and swap contracts.

The Portfolio adopted FASB amendments to authoritative guidance which require the Portfolio to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended June 30, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report. However, the Portfolio does invest indirectly in derivative instruments through the Subsidiary.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

Fair Values of Derivative Instruments as of June 30, 2013

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$139,756	*	Unrealized depreciation on futures contracts	$189,150	*
	Unrealized appreciation on open swap contracts	9,616		Unrealized depreciation on open swap contracts	480,066
		$149,372			$669,216

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Unrealized Appreciation/ Depreciation
Commodity Index Return Contracts	Net realized loss from futures contracts	$(70,577)	Net change in unrealized appreciation (depreciation) from futures contracts	$69,979
	Net realized loss from swap contracts	(4,758,061)	Net change in unrealized appreciation (depreciation) from swap contracts	(467,244)
		$(4,828,638)		$(397,265)

The notional amount of futures contracts and swap contracts at period ended are reflected in the Notes to Financial Statements. The notional amounts of long and short open positions of futures contracts and swap contracts at each month ended throughout the reporting period averaged approximately 3.72% and 54.41%, respectively of net assets of the Portfolio.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

The following table presents by counterparty, the Portfolio's derivative assets net of related collateral held by the Portfolio at June 30, 2013:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral Received(c)	Net Amount of Derivative Assets
Morgan Stanley	$9,616	$(9,616)	$—	$—
Exchange Traded Futures(b)	139,756	—	—	139,756
	$149,372	$(9,616)	$—	$139,756

The following table presents by counterparty, the Portfolio's derivative liabilities net of related collateral pledged by the Portfolio at June 30, 2013:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(c)	Net Amount of Derivative Liabilities
Bank of America	$182,498	$—	$(182,498)	$—
Barclays Bank PLC	135,715	—	(135,715)	—
Citigroup, Inc.	10,649	—	(10,649)	—
JPMorgan Chase Securities, Inc.	20,566	—	(20,566)	—
Morgan Stanley	42,186	(9,616)	(32,570)	—
Societe Generale	53,910	—	—	53,910
UBS AG	34,542	—	(34,542)	—
Exchange Traded Futures(b)	189,150	—	—	189,150
	$669,216	$(9,616)	$(416,540)	$243,060

(a)  Swap contracts are netted.

(b)  Includes financial instruments (futures) which are not subject to a master netting arrangement, or another similar arrangement.

(c)  The actual collateral received and/or pledged may be more than the amount shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index") through investing in structured notes designed to track the performance of the DJ-UBS Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the DJ-UBS Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Subsidiary, seek to track the performance of the DJ-UBS Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The consolidated financial statements include the accounts of the Portfolio and the Subsidiary. All inter-company transactions and balances have been eliminated.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures,

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At June 30, 2013, the Portfolio had the following open futures contracts:

Contract Description	Currency	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Contracts to Purchase
Agriculture
	USD	Dec 2013	$740,950	$(22,976)
Energy
	USD	Apr 2014	379,300	(44,901)
	USD	Dec 2014	1,587,960	(61,085)
				$(105,986)
Contracts to Sell
Agriculture
	USD	Sep 2013	(793,513)	$64,099
Energy
	USD	Aug 2013	(1,738,080)	(60,188)
	USD	Mar 2014	(387,300)	75,657
				$15,469
Net unrealized appreciation (depreciation)				$(49,394)

I) SWAPS — The Portfolio may enter into commodity index swaps contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore,

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At June 30, 2013, the Portfolio had the following outstanding swap contracts:

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$857,230	07/29/13	Bank of America	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	$(8,683)
USD	$15,645,999	07/29/13	Bank of America	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(173,815)
USD	$8,156,412	07/29/13	Barclays	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(90,621)
USD	$4,451,392	07/29/13	Barclays	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(45,094)
USD	$958,795	07/29/13	CITI	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(10,649)
USD	$1,851,739	07/29/13	JPMorgan Chase	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(20,566)
USD	$865,692	07/29/13	Morgan Stanley Capital Group	Fee Plus Treasury Bill Rate	Commodity Index Return[1]	9,616
USD	$1,723,675	12/23/13	Morgan Stanley Capital Group	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(26,642)
USD	$963,910	12/23/13	Morgan Stanley Capital Group	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(15,544)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$727,578	07/29/13	Societe Generale	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	$(7,370)
USD	$4,188,897	07/29/13	Societe Generale	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(46,540)
USD	$2,141,244	10/23/13	UBS	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(34,542)
						$(470,450)

1  The Commodity Index Return is comprised of futures contracts on physical commodities.

J) COMMODITY INDEXED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of the DJ-UBS Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At June 30, 2013, the value of these securities comprised 11.8% of the Portfolio's net assets and resulted in unrealized depreciation of $4,635,625.

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 2. Significant Accounting Policies

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. As of June 30, 2013, the Portfolio had investment securities on loan with a fair value of $3,242,549 and a related liability of $3,308,285 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The carrying value of the collateral for securities loaned approximates fair value which would have been considered level 2 under the fair value hierarchy if the collateral for securities loaned were carried at fair value.

The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the six months ended June 30, 2013, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $2,526, of which $1,099 was rebated to borrowers (brokers). The Portfolio retained $1,214 in income from the cash collateral investment, and SSB, as lending agent, was paid $213. Securities lending income is accrued as earned.

L) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Statement of Assets and Liabilities.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the six months ended June 30, 2013, investment advisory fees earned and voluntarily waived were $218,316 and $92,753, respectively. Effective January 1, 2011, Credit Suisse waives fees and reimburses expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse and SSB serve as co-administrators to the Portfolio. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Portfolio's average daily net assets. For the six months ended June 30, 2013, co-administrative services fees earned by Credit Suisse were $39,297.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended June 30, 2013, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Portfolio were $10,130.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets. For the six months ended June 30, 2013, the Portfolio's paid Rule 12b-1 distribution fees of $109,158.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Portfolio and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Portfolio. For the six months ended June 30, 2013, the Portfolio reimbursed Credit Suisse $79,378, which is included in the Portfolio's transfer agent expense.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2013, Merrill was paid $8,852 for its services by the Portfolio.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $20 million for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At June 30, 2013, and during the six months ended June 30, 2013, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$5,800,000	$4,936,058	$29,668,090	$21,674,706

At June 30, 2013, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$83,476,381
Unrealized appreciation	44,834
Unrealized depreciation	(4,638,481)
Net unrealized appreciation (depreciation)	$(4,593,647)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
June 30, 2013 (unaudited)

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
Shares sold	364,432	652,538
Shares redeemed	(1,255,803)	(2,774,847)
Net decrease	(891,371)	(2,122,309)

On June 30, 2013, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	91%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 6, 2013.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-SAR-0613

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Not applicable.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)      Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	September 4, 2013

/s/Bruce S. Rosenberg
Name:	Bruce S. Rosenberg
Title:	Chief Financial Officer
Date:	September 4, 2013